SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.   )

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Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[   ] Preliminary Proxy Statement

[   ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[   ] Definitive Additional Materials

[   ] Soliciting Material Pursuant to Sec. 240.14a-12

The Gabelli Equity Trust Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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THE GABELLI EQUITY TRUST INC.

One Corporate Center

Rye, New York 10580-1422

(914) 921-5070

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on May 12, 2014

To the Stockholders of

THE GABELLI EQUITY TRUST INC.

Notice is hereby given that the Annual Meeting of Stockholders of The Gabelli Equity Trust Inc., a Maryland corporation (the “Fund”), will be held on Monday, May 12, 2014, at 9:00 a.m., local time, at The Cole Auditorium, The Greenwich Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830 (the “Meeting”), and at any adjournments or postponements thereof for the following purposes:

1.	To elect three (3) Directors of the Fund, two (2) Directors to be elected by the holders of the Fund’s Common Stock and holders of its Series C Auction Rate Cumulative Preferred Stock, 5.875% Series D Cumulative Preferred Stock, Series E Auction Rate Cumulative Preferred Stock, Series G Cumulative Preferred Stock, and 5.00% Series H Cumulative Preferred Stock (together, the “Preferred Stock”), voting together as a single class, and one (1) Director to be elected by the holders of the Fund’s Preferred Stock, voting as a separate class; and

2.	To consider and vote upon such other matters, including adjournments, as may properly come before said Meeting or any adjournments thereof.

These items are discussed in greater detail in the attached Proxy Statement.

The close of business on March 14, 2014 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE VOTE PROMPTLY. STOCKHOLDERS MAY AUTHORIZE THEIR PROXY BY TELEPHONE OR THE INTERNET. ALTERNATIVELY, STOCKHOLDERS MAY SUBMIT VOTING INSTRUCTIONS BY SIGNING AND DATING THE PROXY CARD AND RETURNING IT IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE.

By Order of the Board of Directors,

ANDREA R. MANGO
Secretary

April 2, 2014

INSTRUCTIONS FOR SIGNING PROXY CARDS TO BE RETURNED BY MAIL

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration.

3.	All Other Accounts:The capacity of the individuals signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature

Corporate Accounts
(1) ABC Corp.	ABC Corp., John Doe, Treasurer
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp.
c/o John Doe, Treasurer	John Doe
(4) ABC Corp., Profit Sharing Plan	John Doe, Trustee

Trust Accounts
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee
u/t/d 12/28/78	Jane B. Doe

Custodian or Estate Accounts
(1) John B. Smith, Cust.
f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) John B. Smith, Executor
Estate of Jane Smith	John B. Smith, Executor

INSTRUCTIONS FOR TELEPHONE/INTERNET VOTING

Instructions for authorizing your proxy to vote your shares by telephone or Internet are included with the Notice of Internet Availability of Proxy Materials and the proxy card.

THE GABELLI EQUITY TRUST INC.

ANNUAL MEETING OF STOCKHOLDERS

May 12, 2014

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board,” the members of which are referred to as “Directors”) of The Gabelli Equity Trust Inc., a Maryland corporation (the “Fund”) for use at the Annual Meeting of Stockholders of the Fund to be held on Monday, May 12, 2014, at 9:00 a.m., local time, at The Cole Auditorium, The Greenwich Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830 (the “Meeting”), and at any adjournments or postponements thereof. A Notice of Internet Availability of Proxy Materials will first be mailed to stockholders on or about April 2, 2014.

In addition to the solicitation of proxies by mail, officers of the Fund and officers and regular employees of Computershare Trust Company, N.A. (“Computershare”), the Fund’s transfer agent, and affiliates of Computershare or other representatives of the Fund may also solicit proxies by telephone, Internet, or in person. In addition, the Fund has retained Morrow & Co., LLC to assist in the solicitation of proxies for an estimated fee of $1,000 plus reimbursement of expenses. The Fund will pay the costs of the proxy solicitation and the expenses incurred in connection with preparing, printing, and mailing the Notice of Internet Availability of Proxy Materials and/or Proxy Statement and its enclosures. If requested, the Fund will also reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of its shares.

The Fund’s most recent annual report, including audited financial statements for the fiscal year ended December 31, 2013, is available upon request, without charge, by writing to the Secretary of the Fund, One Corporate Center, Rye, New York 10580-1422, by calling the Fund at 800-422-3554, or via the Internet at www.gabelli.com.

If the proxy is properly executed and returned in time to be voted at the Meeting, the shares represented thereby will be voted “FOR” the election of the nominees as Directors as described in this Proxy Statement, unless instructions to the contrary are marked thereon, and at the discretion of the proxy holders as to the transaction of any other business that may properly come before the Meeting. Any stockholder who has submitted a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her shares in person, or by submitting a letter of revocation, or a later dated proxy to the Fund at the above address prior to the date of the Meeting.

A “quorum” is required in order to transact business at the Meeting. A quorum of stockholders is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund entitled to vote at the Meeting. In the event a quorum is not present at the Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposed items are not received, the Meeting may be adjourned by an individual appointed by the Board to be the chairman of the Meeting (or in his absence, a person designated pursuant to the By-Laws to act as chairman of the Meeting). Alternatively, the chairman of the Meeting may, in his discretion, submit the question of adjournment to a vote of stockholders. Any such adjournment on which the stockholders vote will require the affirmative vote of a majority of those shares present at the Meeting in person or by proxy (or a majority of votes cast if a quorum is present). If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote “FOR” any proposal in favor of such adjournment and will vote those proxies required to be voted “AGAINST” any proposal against any such adjournment. If a quorum is present, a stockholder vote may be taken on one or more of the proposals in this Proxy Statement prior to such adjournment if sufficient votes have been received for approval and it is otherwise appropriate. The chairman of the Meeting may adjourn any meeting of stockholders from time to time to a date not more than 120 days after the

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original record date without notice other than announcement at the meeting. At such adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the Meeting as originally notified. The Fund may set a subsequent record date and give notice of it to stockholders, in which case the meeting may be held not more than 120 days beyond the subsequent record date. The Fund may postpone or cancel a meeting of stockholders by making a public announcement (as defined in the By-Laws) of such postponement or cancellation prior to the meeting. Notice of the date, time, and place to which the meeting is postponed shall be given not less than ten days prior to such date and otherwise in the manner set forth in the By- Laws.

The close of business on March 14, 2014 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting and all adjournments thereof.

The Fund has two classes of capital stock outstanding: common stock, par value $0.001 per share (the “Common Stock”), and preferred stock consisting of (i) Series C Auction Rate Cumulative Preferred Stock (“Series C Preferred”), (ii) 5.875% Series D Cumulative Preferred Stock (“Series D Preferred”), (iii) Series E Auction Rate Cumulative Preferred Stock (“Series E Preferred”), (iv) Series G Cumulative Preferred Stock (“Series G Preferred”), and (v) 5.00% Series H Cumulative Preferred Stock (“Series H Preferred”), each having a par value of $0.001 per share (together, the “Preferred Stock”). The holders of the Common Stock and Preferred Stock are each entitled to one vote for each full share held. On the record date, there were 190,604,128 shares of Common Stock, 2,880 shares of Series C Preferred, 2,363,860 shares of Series D Preferred, 1,120 shares of Series E Preferred, 2,814,424 shares of Series G Preferred, and 4,186,973 shares of Series H Preferred, outstanding.

Set forth below is information as to those stockholders known by the Fund to own of record or beneficially 5% or more of a class of the Fund’s outstanding voting securities as of the record date.

Name and Address of		Amount of Shares
Beneficial Owner(s)	Title of Class	and Nature of Ownership	Percent of Class
First Trust Portfolios LP	Common	11,899,057 beneficial	6.2%
Suite 400
120 East Liberty Drive
Wheaton, IL 60187

As of the record date, there were no persons known to the Fund to be beneficial owners of more than 5% of the Fund’s outstanding shares of Preferred Stock.

SUMMARY OF VOTING RIGHTS ON PROXY PROPOSALS

Proposal	Common Stockholders	Preferred Stockholders
Election of	Common and Preferred Stockholders,	Common and Preferred Stockholders,
Directors	voting together as a single class, vote	voting together as a single class, vote
	to elect two Directors:	to elect two Directors:
	Frank J. Fahrenkopf, Jr. and	Frank J. Fahrenkopf, Jr. and
	Salvatore J. Zizza	Salvatore J. Zizza

Preferred Stockholders, voting as a
separate class, vote to elect one Director:
Anthony J. Colavita

Other Business	Common and Preferred Stockholders, voting together as a single class

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PROPOSAL: TO ELECT THREE (3) DIRECTORS OF THE FUND

Nominees for the Board of Directors

The Board of Directors consists of eight Directors, seven of whom are not “interested persons” of the Fund (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)). The Fund divides the Board into three classes, each class having a term of three years. Each year, the term of office of one class will expire. Anthony J. Colavita, Frank J. Fahrenkopf, Jr., and Salvatore J. Zizza have each been nominated by the Board for election to serve for a three year term to expire at the Fund’s 2017 Annual Meeting of Stockholders and until their successors are duly elected and qualify. Each of the Directors of the Fund has served in that capacity since the July 14, 1986 organizational meeting of the Fund with the exception of Mr. Conn, who became a Director of the Fund on May 15, 1989, Mr. Fahrenkopf, who became a Director of the Fund on May 11, 1998, Mr. Colavita, who became a Director of the Fund on November 17, 1999, Mr. Ferrara, who became a Director of the Fund on August 15, 2001, and Mr. Heitmann, who became a Director of the Fund on August 15, 2012. All of the Directors of the Fund are also directors or trustees of other investment companies for which Gabelli Funds, LLC (the “Adviser”) or its affiliates serve as investment adviser. The classes of Directors are indicated below:

Nominees to Serve Until 2017 Annual Meeting of Stockholders

Anthony J. Colavita

Frank J. Fahrenkopf, Jr.

Salvatore J. Zizza

Directors Serving Until 2016 Annual Meeting of Stockholders

Mario J. Gabelli, CFA

Arthur V. Ferrara

William F. Heitmann

Directors Serving Until 2015 Annual Meeting of Stockholders

James P. Conn

Anthony R. Pustorino

Under the Fund’s Articles of Incorporation, Articles Supplementary, and the 1940 Act, holders of the Fund’s outstanding Preferred Stock, voting as a separate class, are entitled to elect two Directors, and holders of the Fund’s outstanding Common Stock and Preferred Stock, voting together as a single class, are entitled to elect the remaining Directors. The holders of the Fund’s outstanding Preferred Stock would be entitled to elect the minimum number of additional Directors that would represent a majority of the Directors in the event that dividends on the Fund’s Preferred Stock become in arrears for two full years, until all arrearages are eliminated. No dividend arrearages exist as of the date of this Proxy Statement. Messrs. Colavita and Conn are currently the Directors elected solely by the holders of the Fund’s Preferred Stock. Mr. Conn’s term as Director is scheduled to expire at the Fund’s 2015 Annual Meeting of Stockholders, and therefore he is not standing for election at this meeting. A quorum of the Preferred Stockholders must be present in person or by proxy at the Meeting in order for the proposal to elect Mr. Colavita to be considered.

Unless instructions are provided to the contrary, it is the intention of the persons named in the proxy to vote the proxy “FOR” the election of the nominees named above. Each nominee has indicated that he has consented to serve as a Director if elected at the Meeting. If, however, a designated nominee declines or otherwise becomes unavailable for election, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

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Information about Directors and Officers

Set forth in the table below are the existing Directors, including those Directors who are not considered to be “interested persons,” as defined in the 1940 Act (the “Independent Directors”), three of whom are nominated for reelection to the Board of the Fund, and officers of the Fund, including information relating to their respective positions held with the Fund, a brief statement of their principal occupations and, in the case of the Directors, their other directorships during the past five years (excluding other funds managed by the Adviser), if any.

	Term of			Number of
	Office and			Portfolios to
Name, Position(s)	Length of		Other Directorships	Fund Complex(3)
Address(1)	Time	Principal Occupation(s)	Held by Director	Overseen
and Age	Served(2)	During Past Five Years	During Past Five Years	by Director

INTERESTED DIRECTOR(4):
Mario J. Gabelli		Chairman, Chief Executive Officer,	Director of Morgan Group	28
Chairman and	Since 1986**	and Chief Investment Officer -	Holdings, Inc. (holding company);
Chief Investment Officer		Value Portfolios of GAMCO	Chairman of the Board and Chief
Age: 71		Investors, Inc. and Chief	Executive Officer of LICT Corp.
		Investment Officer - Value	(multimedia and communication
		Portfolios of Gabelli Funds, LLC	services company); Director of
		and GAMCO Asset Management	CIBL, Inc. (broadcasting and
		Inc.; Director/Trustee or Chief	wireless communications);
		Investment Officer of other	Director of ICTC Group Inc.
		registered investment companies in	(communications); Director of RLJ
		the Gabelli/GAMCO Funds	Acquisition, Inc. (blank check
		Complex; Chief Executive Officer	company) (2011-2012)
of GGCP, Inc.

INDEPENDENT DIRECTORS/NOMINEES(5):

Anthony J. Colavita(6)(7)		President of the law firm of	—	37
Director	Since 1999*	Anthony J. Colavita, P.C.
Age: 78

James P. Conn(6)		Former Managing Director and	—	21
Director	Since 1989***	Chief Investment Officer of
Age: 76		Financial Security Assurance
Holdings, Ltd. (1992-1998)

Frank J. Fahrenkopf, Jr.		Former President and Chief	Director of First Republic	8
Director	Since 1998*	Executive Officer of the American	Bank (banking)
Age: 74		Gaming Association (1995-2013);
Co-Chairman of the Commission
on Presidential Debates; Former
Chairman of the Republican
National Committee (1983-1989)

Arthur V. Ferrara		Former Chairman of the Board and	—	8
Director	Since 2001**	Chief Executive Officer of The
Age: 83		Guardian Life Insurance Company
of America (1993-1995)

William F. Heitmann		Senior Vice President of Finance,	Director and Audit Committee Chair	3
Director	Since 2012**	Verizon Communications, and	of DRS Technologies (defense
Age: 63		President, Verizon Investment	electronic systems)
Management (1971-2011)

Anthony R. Pustorino		Certified Public Accountant;	Director of The LGL Group, Inc.	13
Director	Since 1986***	Professor Emeritus, Pace	(diversified manufacturing)
Age: 88		University	(2004-2011)

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	Term of			Number of
	Office and			Portfolios to
Name, Position(s)	Length of		Other Directorships	Fund Complex(3)
Address(1)	Time	Principal Occupation(s)	Held by Director	Overseen
and Age	Served(2)	During Past Five Years	During Past Five Years	by Director
Salvatore J. Zizza(7)		Chairman of Zizza & Associates	Director and Vice Chairman of	31
Director	Since 1986*	Corp. (financial consulting);	Trans-Lux Corporation (business
Age: 68		Chairman of Metropolitan Paper	services); Director and Chairman of
		Recycling Inc. (recycling) (since	Harbor Diversified Inc.
		2005); Chairman of Harbor	(pharmaceutical); Chairman of Bion
		Diversified, Inc. (biotechnology)	Environmental Technologies
		(since 1999); Chairman of BAM	(technology); Director, Chairman,
		(semiconductor and aerospace	and CEO of General Employment
		manufacturing) (since 2000);	Enterprises (staffing services) (2009-
		Chairman of Bergen Cove Realty	2012)
Inc. (since 2002)

OFFICERS:
Term of
Office and
Name, Position(s)	Length of
Address(1)	Time	Principal Occupation(s)
and Age	Served(8)	During Past Five Years
Bruce N. Alpert		Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC
President	Since 2003	since 1988; Officer of registered investment companies in the Gabelli/GAMCO
Age: 62		Funds Complex; Senior Vice President of GAMCO Investors, Inc. since 2008;
Director of Teton Advisors, Inc. 1998-2012; Chairman of Teton Advisors, Inc.
2008-2010; President of Teton Advisors, Inc. 1998-2008

Andrea R. Mango		Counsel of Gabelli Funds, LLC since 2013; Corporate Vice President with in the
Secretary	Since November	Corporate Compliance Department of New York Life Insurance Company 2011-
Age: 41	2013	2013; Vice President and Counsel of Deutsche Bank 2006-2011

Agnes Mullady		President and Chief Operating Officer of the Open-End Fund Division of Gabelli
Treasurer	Since 2006	Funds, LLC since 2010; Senior Vice President of GAMCO Investors, Inc. since
Age: 55		2009; Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds Complex

Richard J. Walz		Chief Compliance Officer of all of the registered investment companies in the
Chief Compliance Officer	Since November	Gabelli/GAMCO Funds Complex since 2013; Chief Compliance Officer of
Age: 54	2013	AEGON USA Investment Management 2011-2013; Chief Compliance Officer
of Cutwater Asset Management 2004-2011

Carter W. Austin		Vice President and/or Ombudsman of closed-end funds within the
Vice President	Since 2000	Gabelli/GAMCO Funds Complex; Vice President of Gabelli Funds, LLC since
Age: 47		1996

Molly A.F. Marion		Vice President and/or Ombudsman of closed-end funds within the
Vice President and	Since 2009	Gabelli/GAMCO Funds Complex; Vice President of GAMCO Investors, Inc.
Ombudsman		since 2012
Age: 60

David I. Schachter		Vice President and/or Ombudsman of closed-end funds within the
Vice President	Since 2013	Gabelli/GAMCO Funds Complex; Vice President of G.research, Inc. since 1999
Age: 60

(1)	Address: One Corporate Center, Rye, NY 10580-1422.
(2)	The Fund’s Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term.
(3)	The “Fund Complex” or the “Gabelli/GAMCO Funds Complex” includes all the registered funds that are considered part of the same fund complex as the Fund because they have common or affiliated investment advisers.
(4)	“Interested person” of the Fund as defined in the 1940 Act. Mr. Gabelli is considered to be an “interested person” of the Fund because of his affiliation with the Fund’s Adviser and G.research, Inc., which executes portfolio transactions for the Fund.
(5)	Directors who are not considered to be “interested persons” of the Fund as defined in the 1940 Act are considered to be “Independent” Directors. None of the Independent Directors (with the possible exceptions as described in this proxy statement) nor their family members had any interest in the Adviser or any person directly or indirectly controlling, controlled by, or under common control with the Adviser as of December 31, 2013.
(6)	As a Director, elected solely by holders of the Fund’s Preferred Stock.
(7)	Mr. Colavita’s son, Anthony S. Colavita, serves as a director of the GAMCO Mathers Fund and the Comstock Capital Value Fund, which are considered part of the same fund complex as the Fund because they have common or affiliated investment advisers. Mr. Zizza is an independent director of Gabelli International Ltd., which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Fund’s Adviser.
(8)	Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is duly elected and qualifies.
*	Nominee to serve, if elected, until the Fund’s 2017 Annual Meeting of Stockholders and until his successor is duly elected and qualifies.
**	Term continues until the Fund’s 2016 Annual Meeting of Stockholders and until his successor is duly elected and qualifies.
***	Term continues until the Fund’s 2015 Annual Meeting of Stockholders and until his successor is duly elected and qualifies.

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The Board believes that each Director’s experience, qualifications, attributes, or skills on an individual basis and in combination with those of other Directors lead to the conclusion that each Director should serve in such capacity. Among the attributes or skills common to all Directors are their ability to review critically and to evaluate, question, and discuss information provided to them, to interact effectively with the other Directors, the Adviser, the sub-administrator, other service providers, counsel, and the Fund’s independent registered public accounting firm, and to exercise effective and independent business judgment in the performance of their duties as Directors. Each Director’s ability to perform his/her duties effectively has been attained in large part through the Director’s business, consulting, or public service positions and through experience from service as a member of the Board and one or more of the other funds in the Fund Complex, public companies, or non-profit entities, or other organizations as set forth above and below. Each Director’s ability to perform his/her duties effectively also has been enhanced by education, professional training, and other experience.

Mario J. Gabelli. Mr. Gabelli is Chairman of the Board of Directors and Chief Investment Officer of the Fund. He also currently serves as Chairman of the boards of other funds in the Fund Complex. Mr. Gabelli is Chairman, Chief Executive Officer, and Chief Investment Officer-Value Portfolios of GAMCO Investors, Inc. (“GBL”), a NYSE-listed asset manager and financial services company. He is also the Chief Investment Officer of Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management, Inc., each of which are asset management subsidiaries of GBL. In addition, Mr. Gabelli is Chief Executive Officer and a director and the controlling shareholder of GGCP, Inc., an investment holding company that holds a majority interest in GBL. Mr. Gabelli also sits on the boards of other publicly traded companies and private firms and various charitable foundations and educational institutions, including as a Trustee of Boston College and Roger Williams University and the Board of Overseers of Columbia University Graduate School of Business. Mr. Gabelli received his Bachelors degree from Fordham University, his Masters of Business Administration from Columbia University Graduate School of Business, and honorary Doctorates from Fordham University and Roger Williams University.

Anthony J. Colavita, Esq. Mr. Colavita is a practicing attorney with over fifty years of experience, including the field of business and financial law. He is the Chair of the Fund’s Nominating Committee and a member of the Fund’s Audit Committee. Mr. Colavita also serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. He served as a Commissioner of the New York State Thruway Authority and as a Commissioner of the New York State Bridge Authority, where his duties included reviewing financial documents of these agencies. He served for eleven years as the elected Supervisor of the Town of Eastchester, New York, responsible for ten annual municipal budgets of approximately eight million dollars each. Mr. Colavita also served as Special Counsel to the New York State Assembly for five years and as a Senior Attorney with the New York State Insurance Department. He is the former Chairman of the New York State Republican Party, the Westchester County Republican Party, and the Eastchester Republican Town Committee. Mr. Colavita received his Bachelor of Arts from Fairfield University and his Juris Doctor from Fordham University School of Law.

James P. Conn. Mr. Conn is the lead independent Director of the Fund, a member of the Fund’s ad hoc Proxy Voting Committee, and also serves on comparable or other board committees for other funds in the Fund Complex on whose boards he sits. He was a senior business executive of an insurance holding company for much of his career, including service as Chief Investment Officer. Mr. Conn has been a director of several public companies in banking and other industries, and was lead Director and/or Chair of various committees. He received his Bachelor of Science in Business Administration from Santa Clara University.

Frank J. Fahrenkopf, Jr. Mr. Fahrenkopf is the former President and Chief Executive Officer of the American Gaming Association (“AGA”), the trade group for the hotel-casino industry. Additionally, he serves on certain board committees with respect to other funds in the Fund Complex on whose board he sits. He presently is Co-Chairman of the Commission on Presidential Debates, which is responsible for the widely-viewed Presidential debates during the quadrennial election cycle. Additionally, he serves as a board member of the International Republican Institute, which he founded in 1984. He served for many years as Chairman of the Pacific Democrat Union and Vice Chairman of the International Democrat Union, a worldwide association of political parties from the United States, Great Britain, France, Germany, Canada, Japan, Australia, and twenty other nations. Prior to becoming the AGA’s first chief executive in 1995, Mr. Fahrenkopf was a partner in the law firm of Hogan & Hartson, where he chaired the International Trade Practice Group and specialized in regulatory, legislative, and corporate matters for multinational, foreign, and domestic clients. He also served as Chairman of the Republican National Committee for six years

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during Ronald Reagan’s presidency. Mr. Fahrenkopf is the former Chairman of the Finance Committee of the Culinary Institute of America and remains a member of the board. Additionally, he has over twenty years’ of experience as a member of the board of directors of a bank and still serves as a member of the Advisory Board of the bank. Mr. Fahrenkopf received his Bachelor of Arts from the University of Nevada, Reno and his Juris Doctor from Boalt Hall School of Law, U.C. Berkeley.

Arthur V. Ferrara. Mr. Ferrara is the former Chairman of the Board and Chief Executive Officer of The Guardian Life Insurance Company of America, and formerly served on the boards of The Guardian Insurance and Annuity Company and funds managed by Guardian Investor Services Corporation. He is a former Chairman of the Life Insurance Council of New York Inc. Mr. Ferrara serves as Chairman of the Fund’s ad hoc Pricing Committee (described below under “Directors — Leadership Structure and Oversight Responsibilities”). He is a member of the Fund’s Nominating and Proxy Voting Committees and is also a member of one of the multi-fund ad hoc Compensation Committees. He also serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. Mr. Ferrara received his Bachelor of Science in Business Administration from the College of the Holy Cross.

William F. Heitmann. Mr. Heitmann most recently served as Senior Vice President of Finance at Verizon Communications, Inc. As Senior Vice President of Finance, Mr. Heitmann was responsible for leading the Verizon Investment Management Corporation, for which he held the positions of President and Chief Investment Officer. During his career of over thirty-five years at Verizon Communications and its predecessor companies, he has served as Senior Vice President and Treasurer of Verizon Communications, Vice President of Asset Management and Treasurer of Bell Atlantic Corporation, and Vice President of Merger Implementation during the Bell Atlantic-NYNEX merger. Additionally, he served as Chairman of the Board for Verizon Capital Corporation, the Company’s financial subsidiary. In his leadership roles outside Verizon, Mr. Heitmann was a Director of DRS Technologies and chair of its audit committee; a Director of the Pension Real Estate Association (PREA); and a member of the Committee for the Investment of Employee Benefit Assets (CIEBA) and the Financial Executives Institute, The Pension Manager’s Advisory Committee (PMAC) of the NYSE, and The Investment Committee of the Neurological Society. Mr. Heimann also serves on the board of other funds in the Fund Complex. Mr. Heitmann received his Bachelor’s degree in Mechanical Engineering from New Jersey Institute of Technology and his Masters of Business Administration from Rutgers University.

Anthony R. Pustorino. Mr. Pustorino is a Certified Public Accountant (“CPA”) and Professor Emeritus of Pace University with fifty years of experience in public accounting. Mr. Pustorino is Chairman of the Fund’s Audit and Proxy Voting Committees and has been designated the Fund’s Audit Committee Financial Expert. He is a member of both multi-fund ad hoc Compensation Committees. Mr. Pustorino also serves on comparable committees of other boards in the Fund Complex. Mr. Pustorino was a Director of The LGL Group, Inc., a diversified manufacturing company, and Chair of its Audit Committee. He was previously the President and shareholder of a CPA firm and a Professor of accounting at both Fordham University and Pace University. He served as Chairman of the Board of Directors of the New York State Board for Public Accountancy and of the CPA Examination Review Board of the National Association of State Board of Accountancy. Mr. Pustorino was Vice President and a member of the Executive Committee of the New York State Society of CPAs, and was the Chair or member of many of its technical Committees. He was a member of the Council of the American Institute of CPAs. Mr. Pustorino is the recipient of numerous professional and teaching awards. He received a Bachelor of Science in Business from Fordham University and a Masters in Business Administration from New York University.

Salvatore J. Zizza. Mr. Zizza is the Chairman of a financial consulting firm. He also serves as Chairman to other companies involved in manufacturing, recycling, and pharmaceuticals. He is a member of the Fund’s Audit and Nominating Committees, the Fund’s ad hoc Pricing Committee, and both multi-fund ad hoc Compensation Committees. In addition, he serves on comparable or other board committees, including as lead independent director/trustee, with respect to other funds in the Fund Complex on whose boards he sits. In addition to serving on the boards of other funds within the Fund Complex, he is currently a director of three other public companies and previously served on the boards of several other public companies. He also served as the Chief Executive of a large NYSE-listed construction company. Mr. Zizza received his Bachelor of Arts and his Master of Business Administration in Finance from St. John’s University, which awarded him an Honorary Doctorate in Commercial Sciences.

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Directors – Leadership Structure and Oversight Responsibilities

Overall responsibility for general oversight of the Fund rests with the Board. The Board has appointed Mr. Conn as the lead Independent Director. The lead Independent Director presides over executive sessions of the Directors and also serves between meetings of the Board as a liaison with service providers, officers, counsel, and other Directors on a wide variety of matters including scheduling agenda items for Board meetings. Designation as such does not impose on the lead Independent Director any obligations or standards greater than or different from other Directors. The Board has established a Nominating Committee and an Audit Committee to assist the Board in the oversight of the management and affairs of the Fund. The Board also has an ad hoc Proxy Voting Committee that exercises voting and investment responsibilities on behalf of the Fund in selected situations. From time to time the Board establishes additional committees or informal working groups, such as an ad hoc Pricing Committee related to securities offerings by the Fund to address specific matters, or assigns one of its members to work with trustees or directors of other funds in the Fund Complex on special committees or working groups that address complex-wide matters, such as the multi-fund ad hoc Compensation Committee relating to the compensation of the Chief Compliance Officer for all the funds in the Fund Complex, and a separate multi-fund ad hoc Compensation Committee relating to the compensation of certain other officers of the closed-end funds in the Fund Complex.

All of the Fund’s Directors other than Mr. Mario J. Gabelli are Independent Directors, and the Board believes it is able to provide effective oversight of the Fund’s service providers. In addition to providing feedback and direction during Board meetings, the Directors meet regularly in executive session and chair all committees of the Board.

The Fund’s operations entail a variety of risks, including investment, administration, valuation, and a range of compliance matters. Although the Adviser, the sub-administrator and the officers of the Fund are responsible for managing these risks on a day-to-day basis within the framework of their established risk management functions, the Board also addresses risk management of the Fund through its meetings and those of the committees and working groups. As part of its general oversight, the Board reviews with the Adviser at Board meetings the levels and types of risks being undertaken by the Fund, and the Audit Committee discusses the Fund’s risk management and controls with the independent registered public accounting firm engaged by the Fund. The Board reviews valuation policies and procedures and the valuations of specific illiquid securities. The Board also receives periodic reports from the Fund’s Chief Compliance Officer regarding compliance matters relating to the Fund and its major service providers, including results of the implementation and testing of the Fund’s and such providers’ compliance programs. The Board’s oversight function is facilitated by management reporting processes designed to provide visibility to the Board regarding the identification, assessment, and management of critical risks, and the controls and policies and procedures used to mitigate those risks. The Board reviews its role in supervising the Fund’s risk management from time to time and may make changes at its discretion at any time.

The Board has determined that its leadership structure is appropriate for the Fund because it enables the Board to exercise informed and independent judgment over matters under its purview, allocates responsibility among committees in a manner that fosters effective oversight, and allows the Board to devote appropriate resources to specific issues in a flexible manner as they arise. The Board periodically reviews its leadership structure as well as its overall structure, composition, and functioning, and may make changes at its discretion at any time.

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Beneficial Ownership of Shares Held in the Fund and the Family of Investment Companies for each Director and Nominee for Election as Director

Set forth in the table below is the dollar range of equity securities in the Fund beneficially owned by each Director and nominee for election as Director and the aggregate dollar range of equity securities in the Fund Complex beneficially owned by each Director and nominee for election as Director.

	Dollar Range of Equity	Aggregate Dollar Range of Equity
	Securities Held	Securities Held in the
Name of Director/Nominee	in the Fund*(1)	Family of Investment Companies*(1)(2)
INTERESTED DIRECTOR:
Mario J. Gabelli	E	E

INDEPENDENT DIRECTORS/NOMINEES:
Anthony J. Colavita	C	E
James P. Conn	E	E
Frank J. Fahrenkopf, Jr.	A	E
Arthur V. Ferrara	C	E
William F. Heitmann	A	D
Anthony R. Pustorino	E	E
Salvatore J. Zizza	D	E

*	Key to Dollar Ranges

A. None

B. $1 – $10,000

C. $10,001 – $50,000

D. $50,001 – $100,000

E. Over $100,000

All shares were valued as of December 31, 2013.

(1)	This information has been furnished by each Director and nominee for election as Director as of December 31, 2013. “Beneficial Ownership” is determined in accordance with Rule 16a-1(a)(2) of the Securities Exchange Act of 1934, as amended (the “1934 Act”).
(2)	The term “Family of Investment Companies” includes two or more registered funds that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. Currently, the registered funds that comprise the “Fund Complex” are identical to those that comprise the “Family of Investment Companies.”

Set forth in the table below is the amount of shares beneficially owned by each Director, nominee for election as Director, and executive officer of the Fund.

Name of Director/Nominee/Officer	Amount and Nature of Beneficial Ownership(1)	Percent of Shares Outstanding(2)

INTERESTED DIRECTOR:
Mario J. Gabelli	1,616,704(3)	*
	29,800 Series G Preferred Shares(3)
INDEPENDENT DIRECTORS/NOMINEES:
Anthony J. Colavita	2,835(4)	*
James P. Conn	58,646	*
Frank J. Fahrenkopf, Jr.	0	*
Arthur V. Ferrara	4,700	*
William F. Heitmann	0	*
Anthony R. Pustorino	13,618(5)	*
Salvatore J. Zizza	10,890	*
	3,836 Series H Preferred Shares
EXECUTIVE OFFICERS:
Bruce N. Alpert	793 Common Shares	*
	2,610 Series D Preferred Shares(6)	*
	11,000 Series G Preferred Shares(7)	*
	21,000 Series H Preferred Shares(8)
Andrea R. Mango	0	*
Agnes Mullady	0	*
Richard J. Walz	0	*

(1)	This information has been furnished by each Director, including each nominee for election as Director, and executive officer as of December 31, 2013. “Beneficial Ownership” is determined in accordance with Rule 16a-1(a)(2) of the 1934 Act. Reflects ownership of shares of Common Stock unless otherwise noted.
(2)	An asterisk indicates that the ownership amount constitutes less than 1% of the total shares outstanding. The ownership of the Directors, including nominees for election as Director, and executive officers as a group constitutes less than 1% of the total Common Stock or Preferred Stock outstanding.
(3)	Comprised of 947,963 shares of Common Stock owned directly by Mr. Gabelli, 37,358 shares of Common Stock owned by a family partnership for which Mr. Gabelli serves as general partner, and 631,383 shares of Common Stock and 29,800 shares of Series G Preferred Stock owned by GAMCO Investors, Inc. or its affiliates.

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(4)	All 2,835 shares of Common Stock are owned by Mr. Colavita’s spouse for which he disclaims beneficial ownership.
(5)	Includes 2,630 shares of Common Stock owned by Mr. Pustorino’s spouse for which he disclaims beneficial ownership.
(6)	All 2,610 shares of Series D Preferred Stock are owned by Mr. Alpert’s spouse for which he disclaims beneficial ownership.
(7)	Includes 1,000 shares of Series G Preferred Stock jointly owned by Mr. Alpert and his spouse and 10,000 shares owned by Mr. Alpert’s spouse for which he disclaims beneficial ownership.
(8)	Includes 11,000 shares of Series H Preferred Stock jointly owned by Mr. Alpert and his spouse and 10,000 shares owned by Mr. Alpert’s spouse for which he disclaims beneficial ownership.

Set forth in the table below is the amount of interests beneficially owned by each Independent Director, nominee for election as an Independent Director or his or her family member, as applicable, in a person, other than a registered investment company, that may be deemed to be controlled by the Fund’s Adviser and/or affiliates (including Mario J. Gabelli) and in that event would be deemed to be under common control with the Fund’s Adviser.

	Name of Owner and
Name of Independent	Relationships to			Value of	Percent of
Director/Nominee	Director/Nominee	Company	Title of Class	Interests(1)	Class(2)

Anthony J. Colavita	Same	The LGL Group, Inc.	Common Stock	$7,217	*
Anthony J. Colavita	Same	The LGL Group, Inc.	Warrants	$534	*
Anthony J. Colavita	Family	Gabelli Associates Fund	Membership Interests	$820,732	*
Frank J. Fahrenkopf, Jr.	Same	Gabelli Associates Limited II E	Membership Interests	$1,075,217	1.6%
Salvatore J. Zizza	Same	Gabelli Associates Fund	Membership Interests	$2,719,200	1.5%
Salvatore J. Zizza	Same	Gabelli Performance Partnership L.P.	Limited Partner Interests	$292,921	*

(1)	This information has been furnished as of December 31, 2013.
(2)	An asterisk indicates that the ownership amount constitutes less than 1% of the total interests outstanding.

The Fund pays each Independent Director an annual retainer of $15,000 plus $2,000 for each Board meeting attended. Each Independent Director is reimbursed by the Fund for any out-of-pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended, the Audit Committee Chairman receives an annual fee of $3,000, the Proxy Voting Committee Chairman receives an annual fee of $1,500, and the Nominating Committee Chairman and the lead Independent Director each receive an annual fee of $2,000. A Director may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings on behalf of multiple funds. The aggregate remuneration (excluding out-of-pocket expenses) paid by the Fund to such Directors during the fiscal year ended December 31, 2013 amounted to $178,500. During the fiscal year ended December 31, 2013, the Directors of the Fund met four times, all of which were regular quarterly Board meetings. Each Director then serving in such capacity attended at least 75% of the meetings of Directors and of any Committee of which he is a member.

The Audit Committee and Audit Committee Report

The role of the Fund’s Audit Committee is to assist the Board of Directors in its oversight of (i) the quality and integrity of the Fund’s financial statement reporting process and the independent audit and reviews thereof; (ii) the Fund’s accounting and financial reporting policies and practices, its internal controls, and, as appropriate, the internal controls of certain of its service providers; (iii) the Fund’s compliance with legal and regulatory requirements; and (iv) the independent registered public accounting firm’s qualifications, independence, and performance. The Audit Committee also is required to prepare an audit committee report pursuant to the rules of the Securities and Exchange Commission (the “SEC”) for inclusion in the Fund’s annual proxy statement. The Audit Committee operates pursuant to the Audit Committee Charter (the “Audit Charter”) that was most recently reviewed and approved by the Board of Directors on February 25, 2014. The Audit Charter is available on the Fund’s website at www.gabelli.com/corporate/closed/corp_gov.html.

Pursuant to the Audit Charter, the Audit Committee is responsible for conferring with the Fund’s independent registered public accounting firm, reviewing annual financial statements, approving the selection of the Fund’s independent registered public accounting firm, and overseeing the Fund’s internal controls. The Audit Charter also contains provisions relating to the pre-approval by the Audit Committee of audit and non-audit services to be provided by PricewaterhouseCoopers LLP (“PricewaterhouseCoopers”) to the Fund and to the Adviser and certain of its affiliates. The Audit Committee advises the full Board with respect to accounting, auditing, and financial matters affecting the Fund. As set forth in the Audit Charter, management is responsible for maintaining appropriate systems for accounting and internal control, and the Fund’s independent registered public accounting firm is responsible for planning and carrying out proper audits and reviews. The independent registered public accounting firm is ultimately accountable to the Board of Directors and to the Audit Committee, as representatives of stockholders. The independent registered public accounting firm for the Fund reports directly to the Audit Committee.

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In performing its oversight function, at a meeting held on February 24, 2014, the Audit Committee reviewed and discussed with management of the Fund and PricewaterhouseCoopers, the Fund’s independent registered public accounting firm for the fiscal year end December 31, 2013, the audited financial statements of the Fund as of and for the fiscal year ended December 31, 2013, and the conduct of the audit of such financial statements.

In addition, the Audit Committee discussed with PricewaterhouseCoopers the accounting principles applied by the Fund and such other matters brought to the attention of the Audit Committee by PricewaterhouseCoopers as required by Auditing Standard No. 16, as amended (AICPA AU-C Section 260), as adopted by the Public Company Accounting Oversight Board (United States) (“PCAOB”). The Audit Committee also received from PricewaterhouseCoopers the written disclosures and statements required by the SEC’s independence rules, delineating relationships between PricewaterhouseCoopers and the Fund, and discussed the impact that any such relationships might have on the objectivity and independence of PricewaterhouseCoopers as the independent registered public accounting firm.

As set forth above, and as more fully set forth in the Audit Charter, the Audit Committee has significant duties and powers in its oversight role with respect to the Fund’s financial reporting procedures, internal control systems, and the independent audit process.

The members of the Audit Committee are not, and do not represent themselves to be, professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management, or internal control purposes. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or PricewaterhouseCoopers. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and/or financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not provide assurance that the audit of the Fund’s financial statements has been carried out in accordance with the standards of the PCAOB or that the financial statements are presented in accordance with generally accepted accounting principles (United States).

Based on its consideration of the audited financial statements and the discussions referred to above with management and PricewaterhouseCoopers, and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the Audit Charter and those discussed above, the Audit Committee recommended to the Fund’s Board of Directors that the Fund’s audited financial statements be included in the Fund’s Annual Report for the fiscal year ended December 31, 2013.

Submitted by the Audit Committee of the Fund’s Board of Directors

Anthony R. Pustorino, Chairman

Anthony J. Colavita

Salvatore J. Zizza

February 25, 2014

The Audit Committee met two times during the fiscal year ended December 31, 2013. The Audit Committee is composed of three of the Fund’s Independent Directors, namely Messrs. Colavita, Pustorino, and Zizza. Each member of the Audit Committee has been determined by the Board of Directors to be financially literate. Mr. Pustorino has been designated as the Fund’s audit committee financial expert, as defined in Items 407(d)(5)(ii) and (iii) of Regulation S-K.

Nominating Committee

The Board of Directors has a Nominating Committee composed of three Independent Directors, namely Messrs. Colavita, Ferrara, and Zizza. Each Nominating Committee Member is an Independent Director as determined under guidelines of the New York Stock Exchange (“NYSE”). The Nominating Committee met once during the fiscal year ended December 31, 2013. The Nominating Committee is responsible for identifying and recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating Committee will consider recommendations by stockholders if a vacancy were to exist. In considering candidates submitted by stockholders, the Nominating Committee will take into consideration the needs of the Board, the qualifications of the candidate,

11

and the interests of stockholders. The Nominating Committee may also take into consideration the number of shares held by the recommending stockholder and the length of time that such shares have been held. To recommend a candidate for consideration by the Nominating Committee, a stockholder must submit the recommendation in writing and must include the following information:

•	The name of the stockholder and evidence of the stockholder’s ownership of shares of the Fund, including the number of shares owned and the length of time of ownership;

•	The name of the candidate, the candidate’s resume or a listing of his or her qualifications to be a Director of the Fund, and the person’s consent to be named as a Director if selected by the Nominating Committee and nominated by the Board of Directors; and

•	If requested by the Nominating Committee, a completed and signed director’s questionnaire.

The stockholder recommendation and information described above must be sent to the Fund’s Secretary, c/o Gabelli Funds, LLC, One Corporate Center, Rye, NY 10580-1422, and must be received by the Secretary no less than 120 days prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting or, if the meeting has moved by more than thirty days, no less than ten days following the date on which public announcement of the date of such annual meeting is first made.

The Nominating Committee believes that the minimum qualifications for serving as a Director of the Fund are that the individual demonstrate, by significant accomplishment in his or her field, an ability to make a meaningful contribution to the Board of Directors oversight of the business and affairs of the Fund and have an impeccable record and reputation for honest and ethical conduct in both his or her professional and personal activities. In addition, the Nominating Committee examines a candidate’s specific experiences and skills, time availability in light of other commitments, potential conflicts of interest, and independence from management and the Fund.

The Nominating Committee also considers the overall composition of the Board, bearing in mind the benefits that may be derived from having members who have a variety of experiences, qualifications, attributes, or skills useful in overseeing a publicly traded, highly regulated entity such as the Fund. The Fund’s governing documents state that a nominee for Director shall be at least twenty-one years of age and not older than such maximum age, if any, as the Directors may determine and shall not be under legal disability. The Directors have not determined a maximum age. The Nominating Committee does not have a formal policy regarding the consideration of diversity in identifying director candidates. For a discussion of experiences, qualifications, attributes, or skills supporting the appropriateness of each Director’s service on the Fund’s Board, see the biographical information of the Directors above in the section entitled “Information about Directors and Officers.”

The Fund’s Nominating Committee adopted a charter on May 12, 2004, and amended the charter on November 17, 2004. The charter is available on the Fund’s website at www.gabelli.com/corporate/closed/ corp_gov.html.

Other Board Related Matters

The Board of Directors has established the following procedures in order to facilitate communications among the Board and the stockholders of the Fund and other interested parties.

Receipt of Communications

Stockholders and other interested parties may contact the Board or any member of the Board by mail or electronically. To communicate with the Board or any member of the Board, correspondence should be addressed to the Board or the Board member(s) with whom you wish to communicate either by name or title. All such correspondence should be sent to The Gabelli Equity Trust Inc., c/o Gabelli Funds, LLC, One Corporate Center, Rye, NY 10580-1422. To communicate with the Board electronically, stockholders may go to the corporate website at www.gabelli.com under the heading “Our Firm/Contact Us/Email Addresses/Board of Directors (Gabelli Closed-End Funds).”

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Forwarding the Communications

All communications received will be opened by the office of the General Counsel of the Adviser for the sole purpose of determining whether the contents represent a message to one or more Directors. The office of the General Counsel will forward promptly to the addressee(s) any contents that relate to the Fund and that are not in the nature of advertising, promotion of a product or service, or patently offensive or otherwise objectionable material. In the case of communications to the Board of Directors or any committee or group of members of the Board, the General Counsel’s office will make sufficient copies of the contents to send to each Director who is a member of the group or committee to which the envelope or e-mail is addressed.

The Fund does not expect Directors or nominees for election as Director to attend the Annual Meeting of Stockholders. Mr. Gabelli, Chairman of the Board of Directors of the Fund, attended the Fund’s annual meeting of stockholders held on May 13, 2013. No other Director or nominee for election as Director attended that meeting.

The following table sets forth certain information regarding the compensation of the Directors by the Fund and officers, if any, who were compensated by the Fund rather than the Adviser for the year ended December 31, 2013. Mr. Austin and Ms. Marion are employed by the Fund and are not employed by the Adviser (although they may receive incentive-based compensation from affiliates of the Adviser.) Officers of the Fund who are employed by the Adviser receive no compensation or expense reimbursement from the Fund.

COMPENSATION TABLE

FOR THE FISCAL YEAR ENDED DECEMBER 31, 2013

	Aggregate	Aggregate Compensation from
	Compensation from	the Fund and Fund Complex
Name of Person and Position	the Fund	Paid to Directors*
INTERESTED DIRECTOR:
Mario J. Gabelli	$0	$0	(0)
Director and Chief Investment Officer

INDEPENDENT DIRECTORS/NOMINEES:
Anthony J. Colavita	$28,000	$399,500	(35)
Director
James P. Conn	$25,000	$225,000	(19)
Director
Frank J. Fahrenkopf, Jr.	$23,000	$105,000	(6)
Director
Arthur V. Ferrara	$24,000	$63,500	(8)
Director
William F. Heitmann	$23,000	$35,500	(3)
Director
Anthony R. Pustorino	$29,500	$204,500	(13)
Director
Salvatore J. Zizza	$26,000	$324,500	(29)
Director

OFFICERS:
Carter W. Austin	$60,000
Vice President
Molly A.F. Marion	$80,000
Vice President and Ombudsman

*	Represents the total compensation paid to such persons during the fiscal year ended December 31, 2013 by investment companies (including the Fund) or portfolios that are considered part of the Fund Complex. The number in parentheses represents the number of such investment companies and portfolios.

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Required Vote

The election of each of the listed nominees for Director of the Fund requires the affirmative vote of the holders of a majority of the applicable class or classes of shares of the Fund present in person or represented by proxy at the Meeting if a quorum is present.

THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE COMMON AND PREFERRED STOCKHOLDERS VOTE “FOR” THE ELECTION OF EACH NOMINEE.

ADDITIONAL INFORMATION

Independent Registered Public Accounting Firm

PricewaterhouseCoopers, 300 Madison Avenue, New York, NY 10017, has been selected to serve as the Fund’s independent registered public accounting firm for the fiscal year ending December 31, 2014. PricewaterhouseCoopers acted as the Fund’s independent registered public accounting firm for the fiscal year ended December 31, 2013. The Fund knows of no direct financial or material indirect financial interest of PricewaterhouseCoopers in the Fund. A representative of PricewaterhouseCoopers will not be present at the Meeting, but will be available by telephone and will have an opportunity to make a statement, if asked, and will be available to respond to appropriate questions.

Set forth in the table below are audit fees and non-audit related fees billed to the Fund by PricewaterhouseCoopers for professional services received during and for the fiscal years ended December 31, 2012 and 2013, respectively.

Fiscal Year Ended		Audit
December 31	Audit Fees	Related Fees*	Tax Fees**	All Other Fees

2012	$45,427	$37,500	$4,200	—
2013	$47,471	$ 7,500	$4,370	—

*	“Audit Related Fees” are those estimated fees billed to the Fund by PricewaterhouseCoopers in connection with the preparation of Preferred Shares Reports to Moody’s Investors Service, Inc. and the review and issuance of consent letters and comfort letters in connection with the filing of the Fund’s registration statements on Form N-2.
**	“Tax Fees” are those fees billed by PricewaterhouseCoopers in connection with tax compliance services, including primarily the review of the Fund’s income tax returns.

The Fund’s Audit Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided by the independent registered public accounting firm to the Fund, and all non-audit services to be provided by the independent registered public accounting firm to the Fund’s Adviser and service providers controlling, controlled by, or under common control with the Fund’s Adviser (“affiliates”) that provide ongoing services to the Fund (a “Covered Services Provider”), if the engagement relates directly to the operations and financial reporting of the Fund. The Audit Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairman of the Audit Committee, and the Chairman must report his decision(s) to the Audit Committee, at its next regularly scheduled meeting after the Chairman’s pre-approval of such services. The Audit Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Audit Committee’s pre-approval responsibilities to other persons (other than the Adviser or the Fund’s officers). Pre-approval by the Audit Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser, and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the Fund to its independent registered public accounting firm during the year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee or the Chairman prior to the completion of the audit. All of the audit, audit related, and tax services described above for which PricewaterhouseCoopers billed the Fund fees for the fiscal years ended December 31, 2012 and December 31, 2013 were pre-approved by the Audit Committee.

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For the fiscal years ended December 31, 2012 and 2013, PricewaterhouseCoopers has represented to the Fund that it did not provide any non-audit services (or bill any fees for such services) to the Adviser or any Covered Service Provider.

The Audit Committee was not required to consider whether the provision of non-audit services that were rendered to the Adviser or Covered Service Providers that were not pre-approved was compatible with maintaining PricewaterhouseCoopers’ independence.

The Investment Adviser and Administrator

Gabelli Funds, LLC is the Fund’s Adviser and Administrator and its business address is One Corporate Center, Rye, New York 10580-1422.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act, and the rules thereunder, require the Fund’s executive officers and Directors, executive officers and directors of the Adviser, certain other affiliated persons of the Adviser, and persons who own more than 10% of a registered class of the Fund’s securities to file reports of ownership and changes in ownership with the SEC and the NYSE and to furnish the Fund with copies of all Section 16(a) forms they file. Based solely on the Fund’s review of the copies of such forms it received for the fiscal year ended December 31, 2013, the Fund believes that during that year such persons complied with all such applicable filing requirements.

Broker Non-Votes and Abstentions

For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions (or “withheld votes” with respect to the election of Directors) and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but that have not been voted. Accordingly, stockholders are urged to forward their voting instructions promptly.

Because the Fund requires a plurality of votes to elect each nominee for Director, abstentions and broker non- votes, if any, will not be counted as votes cast, but will have no effect on the result of the vote. Abstentions and any broker non-votes, however, will be considered to be present at the Meeting for purposes of determining the existence of a quorum.

Brokers holding shares of the Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on Proposal 1 before the Meeting. Under the rules of the NYSE, such brokers may, for certain “routine” matters, grant discretionary authority to the proxies designated by the Board to vote if no instructions have been received from their customers and clients prior to the date specified in the brokers’ request for voting instructions. Proposal 1 is a “routine” matter and accordingly beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their shares voted by broker-dealer firms in favor of Proposal 1. A properly executed proxy card or other authorization by a beneficial owner of shares that does not specify how the beneficial owner’s shares should be voted on Proposal 1 may be deemed an instruction to vote such shares in favor of the proposal.

Stockholders of the Fund will be informed of the voting results of the Meeting in the Fund’s Semiannual Report for the six months ended June 30, 2014.

“Householding”

Please note that only one document (i.e., an annual or semiannual report, or set of proxy soliciting materials) may be delivered to two or more stockholders of the Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of a document, or for instructions regarding how to request a separate copy of these documents or regarding how to request a single copy if multiple copies of these documents are received, stockholders should contact the Fund at the address and phone number set forth above.

15

OTHER MATTERS TO COME BEFORE THE MEETING

The Directors of the Fund do not intend to present any other business at the Meeting, nor are they aware that any stockholder intends to do so. If, however, any other matters, including adjournments, are properly brought before the Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their judgment.

STOCKHOLDER NOMINATIONS AND PROPOSALS

All proposals by stockholders of the Fund which are intended to be presented at the Fund’s next Annual Meeting of Stockholders to be held in 2015 (the “2015 Annual Meeting”) must be received by the Fund for consideration for inclusion in the Fund’s 2015 proxy statement and proxy relating to that meeting no later than December 4, 2014. Rule 14a-8 under the 1934 Act (“Rule 14a-8”) specifies a number of procedural and eligibility requirements to be satisfied by a stockholder submitting a proposal for inclusion in the Fund’s proxy materials pursuant to this Rule. Any stockholder contemplating submissions of such a proposal is referred to Rule 14a-8.

The Fund’s By-Laws require stockholders that wish to nominate Directors or make proposals to be voted on at an Annual Meeting of the Fund’s Stockholders (and which are not proposed to be included in the Fund’s proxy materials pursuant to Rule 14a-8 under the 1934 Act) to provide timely notice of the nomination or proposal in writing. To be considered timely for the 2015 Annual Meeting, any such notice must be delivered to or mailed and received at the principal executive offices of the Fund at the address set forth on the first page of this proxy statement no earlier than 9:00 a.m. Eastern time on November 4, 2014 and no later than 5:00 p.m. Eastern time on December 4, 2014; provided, however, that if the 2015 Annual Meeting is to be held on a date that is earlier than April 13, 2015 or later than June 12, 2015, such notice must be delivered to the Fund no later than 5:00 p.m. Eastern time on the tenth day following the date on which public announcement of the date of the 2015 Annual Meeting was first made. Any such notice by a stockholder shall set forth the information required by the Fund’s By-Laws with respect to each nomination or matter the stockholder proposes to bring before the 2015 Annual Meeting.

16

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

STOCKHOLDERS MAY PROVIDE THEIR VOTE BY TELEPHONE OR THE INTERNET BY FOLLOWING THE INSTRUCTIONS ACCOMPANYING THE PROXY CARD, VOTING INSTRUCTION FORM OR SET FORTH IN THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS.

April 2, 2014

17

GAB-PS-2014

PROXY TABULATOR
P.O. BOX 9112	To vote by Internet
FARMINGDALE, NY 11735
1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M71381-P49716	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THE GABELLI EQUITY TRUST INC.
COMMON SHAREHOLDER

A	Election of Directors — The Board of Directors recommends a vote FOR each of the nominees listed.		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.

1.	To elect two (2) Directors of the Fund:
			☐	☐	☐
Nominees:

	01)	Frank J. Fahrenkopf, Jr
	02)	Salvatore J. Zizza

B	Authorized Signatures—This section must be completed for your vote to be counted.—Sign and Date Below

Please sign this proxy exactly as your name(s) appear(s) in the records of the Fund. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX]		Date	Signature (Joint Owners)			Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement is available at www.proxyvote.com.

♦   PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.   ♦

M71382-P49716

THE GABELLI EQUITY TRUST INC.

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Mario J. Gabelli, Andrea R. Mango and Bruce N. Alpert, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of The Gabelli Equity Trust Inc. (the “Fund”) which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at The Cole Auditorium, The Greenwich Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830 on Monday, May 12, 2014, at 9:00 A.M., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the election of the nominees as Directors and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of Proposal No. 1.

PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

PROXY TABULATOR
P.O. BOX 9112	To vote by Internet
FARMINGDALE, NY 11735
1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M71383-P49716	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THE GABELLI EQUITY TRUST INC.
SERIES C PREFERRED SHAREHOLDER

A	Election of Directors — The Board of Directors recommends a vote FOR each of the nominees listed.		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.

1.	To elect three (3) Directors of the Fund:
			☐	☐	☐
Nominees:

	01)	Frank J. Fahrenkopf, Jr.
	02)	Salvatore J. Zizza
	03)	Anthony J. Colavita

B	Authorized Signatures—This section must be completed for your vote to be counted.—Sign and Date Below

Please sign this proxy exactly as your name(s) appear(s) in the records of the Fund. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX]		Date	Signature (Joint Owners)			Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement is available at www.proxyvote.com.

♦   PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.   ♦

M71384-P49716

THE GABELLI EQUITY TRUST INC.

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Mario J. Gabelli, Andrea R. Mango and Bruce N. Alpert, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of The Gabelli Equity Trust Inc. (the “Fund”) which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at The Cole Auditorium, The Greenwich Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830 on Monday, May 12, 2014, at 9:00 A.M., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the election of the nominees as Directors and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of Proposal No. 1.

PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

PROXY TABULATOR
P.O. BOX 9112	To vote by Internet
FARMINGDALE, NY 11735
1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M71383-P49716	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THE GABELLI EQUITY TRUST INC.
SERIES D PREFERRED SHAREHOLDER

A	Election of Directors — The Board of Directors recommends a vote FOR each of the nominees listed.		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.

1.	To elect three (3) Directors of the Fund:
			☐	☐	☐
Nominees:

	01)	Frank J. Fahrenkopf, Jr.
	02)	Salvatore J. Zizza
	03)	Anthony J. Colavita

B	Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Please sign this proxy exactly as your name(s) appear(s) in the records of the Fund. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX]		Date	Signature (Joint Owners)			Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement is available at www.proxyvote.com.

♦   PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.   ♦

M71384-P49716

THE GABELLI EQUITY TRUST INC.

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Mario J. Gabelli, Andrea R. Mango and Bruce N. Alpert, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of The Gabelli Equity Trust Inc. (the “Fund”) which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at The Cole Auditorium, The Greenwich Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830 on Monday, May 12, 2014, at 9:00 A.M., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, thenthat one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the election of the nominees as Directors and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of Proposal No. 1.

PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

PROXY TABULATOR
P.O. BOX 9112	To vote by Internet
FARMINGDALE, NY 11735
1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M71383-P49716	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THE GABELLI EQUITY TRUST INC.
SERIES E PREFERRED SHAREHOLDER

A	Election of Directors — The Board of Directors recommends a vote FOR each of the nominees listed.		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.

1.	To elect three (3) Directors of the Fund:
			☐	☐	☐
Nominees:

	01)	Frank J. Fahrenkopf, Jr.
	02)	Salvatore J. Zizza
	03)	Anthony J. Colavita

B	Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Please sign this proxy exactly as your name(s) appear(s) in the records of the Fund. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX]		Date	Signature (Joint Owners)			Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement is available at www.proxyvote.com.

♦   PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.   ♦

M71384-P49716

THE GABELLI EQUITY TRUST INC.

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Mario J. Gabelli, Andrea R. Mango and Bruce N. Alpert, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of The Gabelli Equity Trust Inc. (the “Fund”) which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at The Cole Auditorium, The Greenwich Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830 on Monday, May 12, 2014, at 9:00 A.M., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the election of the nominees as Directors and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of Proposal No. 1.

PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

PROXY TABULATOR
P.O. BOX 9112	To vote by Internet
FARMINGDALE, NY 11735
1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M71383-P49716	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THE GABELLI EQUITY TRUST INC.
SERIES G PREFERRED SHAREHOLDER

A	Election of Directors — The Board of Directors recommends a vote FOR each of the nominees listed.		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.

1.	To elect three (3) Directors of the Fund:
			☐	☐	☐
Nominees:

	01)	Frank J. Fahrenkopf, Jr.
	02)	Salvatore J. Zizza
	03)	Anthony J. Colavita

B	Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Please sign this proxy exactly as your name(s) appear(s) in the records of the Fund. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX]		Date	Signature (Joint Owners)			Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement is available at www.proxyvote.com.

♦   PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.   ♦

M71384-P49716

THE GABELLI EQUITY TRUST INC.

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Mario J. Gabelli, Andrea R. Mango and Bruce N. Alpert, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of The Gabelli Equity Trust Inc. (the “Fund”) which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at The Cole Auditorium, The Greenwich Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830 on Monday, May 12, 2014, at 9:00 A.M., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the election of the nominees as Directors and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of Proposal No. 1.

PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

PROXY TABULATOR
P.O. BOX 9112	To vote by Internet
FARMINGDALE, NY 11735
1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M71383-P49716	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THE GABELLI EQUITY TRUST INC.
SERIES H PREFERRED SHAREHOLDER

A	Election of Directors — The Board of Directors recommends a vote FOR each of the nominees listed.		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.

1.	To elect three (3) Directors of the Fund:
			☐	☐	☐
Nominees:

	01)	Frank J. Fahrenkopf, Jr.
	02)	Salvatore J. Zizza
	03)	Anthony J. Colavita

B	Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Please sign this proxy exactly as your name(s) appear(s) in the records of the Fund. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX]		Date	Signature (Joint Owners)			Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement is available at www.proxyvote.com.

♦   PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.   ♦

M71384-P49716

THE GABELLI EQUITY TRUST INC.

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Mario J. Gabelli, Andrea R. Mango and Bruce N. Alpert, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of The Gabelli Equity Trust Inc. (the “Fund”) which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at The Cole Auditorium, The Greenwich Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830 on Monday, May 12, 2014, at 9:00 A.M., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the election of the nominees as Directors and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of Proposal No. 1.

PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.